Exhibit 10.51

SUMMARY OF NAMED EXECUTIVE OFFICER COMPENSATION

Current Annual Base Salaries. The Compensation Committee (the “Committee”) of the Board of Directors of Wolverine Tube, Inc. (the “Company”) has approved the following for 2009 annual base salaries for the Chief Operating Officer, the Chief Financial Officer and the Senior Vice President, Sales and Customer Relations:

Name and Position	Current Annual Base Salary
Harold M. Karp President and Chief Operating Officer	$335,000
David A. Owen Senior Vice President and Chief Financial Officer	$280,000
Garry K. Johnson Senior Vice President, Sales and Customer Relations	$232,000

Other. The above listed executive officers also participate in the Company’s executive and regular benefit plans, programs and arrangements, including retirement and 401(k) plans, equity incentive plans and other plans, programs and arrangements as disclosed in the Company’s Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission.

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